DELAWARE(SM)
INVESTMENTS
-----------

                                                  Delaware Social Awareness Fund

Growth of Capital

                                                         2000 SEMI-ANNUAL REPORT

{Growth of Capital Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               5

Financial Statements

  Statement of Net Assets                                         6

  Statement of Operations                                         9

  Statements of Changes in
  Net Assets                                                     10

  Financial Highlights                                           11

  Notes to Financial
  Statements                                                     15
--------------------------------------------------------------------------------

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o  Our seasoned investment professionals average more than 15 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o  We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o  We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
o  We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"YOUR FUND'S MID-CAP
BIAS HELPED IT AVOID
SOME OF THE DAMAGE
DONE TO THE LARGEST
STOCKS IN THE
BENCHMARK."

--------------------------------------------------------------------------------

Dear Shareholder


July 10, 2000

Recap of Events - If markets had names, the last six-month period would probably be called A Tale of Two Markets - as investors experienced both "the best of times and the worst of times." Led by shares of growth stocks in general and technology companies in particular, the U.S. stock markets experienced a powerful rally as the turn of the year approached.

At year end, your Fund's sub-adviser, Vantage Investment Advisors, predicted that a rise of this magnitude could not continue. Yet the bull-run persisted through the month of February. Then in March, April and May, investor sentiment did an about-face. Fear of rising interest rates brought all of the major indexes down in a retreat that was even more energetic than the advance that preceded it. In most instances the high P/E momentum stocks that led the market on the way up, also bore the brunt of the correction. At its lowest point, the Fund's benchmark, the S&P 500 Index had retreated approximately 11% from its high. By comparison, the tech-heavy Nasdaq Composite Index lost approximately 37%.

Delaware Social Awareness Fund returned +3.12% (Class A shares at net asset value with distributions reinvested) during the six-month period and outperformed its benchmark, the unmanaged S&P 500 Index, which returned +2.90% for the same period. Your Fund's social screens tend to eliminate from the portfolio companies in the energy and utilities industries, as well as many large manufacturing companies. As a result, the Fund missed out on strong performance in the energy and utilities sectors. But its mid-cap bias helped it avoid some of the damage done to the largest stocks in the benchmark.



Total Return
For Period Ended May 31, 2000                                Six Months
------------------------------------------------------------------------
Delaware Social Awareness Fund Class A                         +3.12%
------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average (418 funds)                +6.37%
Standard and Poor's 500 Index                                  +2.90%
------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average of all multi-cap core funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

Market Outlook - Delaware Social Awareness Fund's portfolio management maintains a cautiously optimistic stance going into the latter half of the year. Recent news shows an economy that appears to be slowing. If a slowdown materializes and impacts corporate earnings, it could have a negative influence on stock prices. But if the Federal Reserve manages to engineer another soft landing for the economy, the outlook could be bullish.

Either way, Delaware Social Awareness Fund's management will continue to use its model-driven process to identify the companies in each sector that appear to present the best value. In June, Paul Dokas took over as lead portfolio manager of Delaware Social Awareness Fund. Mr. Dokas, who joined Delaware in 1997, is a chartered financial analyst with expertise in asset allocation and quantitative research for global investments. He is Director of Delaware Management's structured research team. We are very excited to have Paul running the portfolio, and look forward to his contributions in further refining the quantitative investment model that is used to manage Delaware Social Awareness Fund. At present, investors can expect the Fund's process, style and risk/return characteristics to remain generally unchanged.

Thank you for your continued confidence in Delaware Investments. We look forward to the second half of 2000, and to seeing your Fund take advantage of new opportunities as they arise in the market.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

J. Paul Dokas
Portfolio Manager
Delaware Management
July 10, 2000

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware Social Awareness Fund returned +3.12% for the six-month period ending May 31, 2000 (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark, the S&P 500, which returned +2.90% for the same period.

The Fund's divergence from the benchmark is largely attributable to its social screens. These screens eliminate certain types of companies, many of which are large-cap, because of their involvement with industries that are at odds with the Fund's socially responsible directives. For example, the Fund avoids large industrial companies because of pollution concerns. Thus, the fact that mid-cap stocks outperformed large caps during the period worked to the Fund's advantage.

While on the whole its size bias was a positive for your Fund, other structural biases penalized its relative performance. Because of its environmental screen, the Fund is underweighted in the oil and utilities sectors. These sectors outperformed the market during the past six months--producing returns to which the Fund was underexposed. At the same time, Delaware Social Awareness Fund's social screens tend to favor technology stocks, which are environmentally friendly. At the outset of the period, in a climate that strongly favored growth, the technology sector was outpacing the market. By the close of the period, we had seen the Justice Department's ruling on Microsoft, causing jitters among investors in the technology sector. Your Fund's relative returns were also exposed to these events.

Portfolio Highlights
In a market that has recently punished speculative momentum investors, we continue to benefit from management's dynamic, bottom-up model. The model's role is not to guess whether oil will outperform technology -- but rather, to select the best stocks within each sector.

One example of such a choice is Houston-based energy conglomerate Enron, a producer and distributor of both electricity and natural gas. During the most recent period, Enron was again a top performer among stocks in the portfolio. The company announced an alliance with Sun Microsystems to buy and sell space on fiber optics networks to telephone, broadcast, and Internet companies. The news sent the stock higher. Enron is a great example of a socially responsible company that delivers positive returns while operating in a progressive, environmentally responsible manner.

Acquisitions, meanwhile, played a considerable role for some of the portfolio's top performers. Rexall Sundown, a manufacturer of health and wellness products, and Snyder Communications, a direct marketing and advertising company, were both the targets of acquisitions in the past six months. Investors in both cases received the news well, driving the stock prices up.

"DELAWARE SOCIAL
AWARENESS FUND'S
SOCIAL SCREENS TEND
TO FAVOR TECHNOLOGY
STOCKS, WHICH ARE
ENVIRONMENTALLY
FRIENDLY."

--------------------------------------------------------------------------------

An example of one of the portfolio's weaker performers this period is clothing manufacturer and retailer Tommy Hilfiger. Retailers tend to be well-represented in the portfolio, as they easily pass all the social screens. Earnings reported in the first calendar quarter can be critical for a retailer's success, and Tommy Hilfiger delivered earnings below Wall Street's expectations as a result of weak holiday season sales. The news caused this holding, since sold from the portfolio, to be a poor performer for the Fund.

Outlook
The American economy, now in its tenth year of expansion, has continued to grow rapidly with relatively little inflation. Economic data released in early June, however, showed visible signs that the U.S. economy may finally be slowing. This came as welcome news on Wall Street, where hope is that the Federal Reserve will end its campaign of raising interest rates intended to cool the economy and head off inflation. While we expect that a slowdown in the domestic economy may occur late in 2000, we believe that economic expansion in the rest of the world could produce strong earnings surprises for many of the large, global companies in which the Fund invests. A slower domestic economy should also bring about a welcome broadening of the market.

We are confident that our disciplined, objective approach to selecting stocks with the potential for long-term capital appreciation positions us to take advantage of new opportunities as they arise in the markets.

Top Portfolio Holdings
May 31, 2000

Company                          Industry                          Percentage of Net Assets
-------------------------------------------------------------------------------------------
Cisco Systems                    Computers & Technology                     3.3%
-------------------------------------------------------------------------------------------
Microsoft                        Computers & Technology                     3.3%
-------------------------------------------------------------------------------------------
Citigroup                        Banking, Finance & Insurance               2.7%
-------------------------------------------------------------------------------------------
Eli Lilly                        Healthcare & Pharmaceuticals               2.5%
-------------------------------------------------------------------------------------------
EMC                              Computers & Technology                     2.4%
-------------------------------------------------------------------------------------------
Nortel Networks                  Telecommunications                         2.3%
-------------------------------------------------------------------------------------------
Walt Disney                      Leisure, Lodging & Entertainment           2.2%
-------------------------------------------------------------------------------------------
Wal-Mart Stores                  Retail                                     2.1%
-------------------------------------------------------------------------------------------
SBC Communications               Telecommunications                         2.1%
-------------------------------------------------------------------------------------------
BellSouth                        Telecommunications                         2.0%
-------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide long-term capital appreciation. It invests primarily in mid-size to large companies that meet certain socially responsible investment criteria.

Total Fund Assets
$95.51 million

Number of Holdings
148

Fund Start Date
February 24, 1997

Your Fund Manager
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a Chartered Financial Analyst.

Nasdaq Symbols
Class A  DEQAX
Class B  DEQBX
Class C  DEQCX

--------------------------------------------------------------------------------

FUND PERFORMANCE
----------------

Average Annual Total Returns
Through May 31, 2000                           Lifetime   Three Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                      +15.13%     +15.41%       +9.60%
   Including Sales Charge                      +13.06%     +13.18%       +3.27%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                      +14.28%     +14.53%       +8.85%
   Including Sales Charge                      +13.60%     +13.76%       +3.85%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                      +14.28%     +14.53%       +8.76%
   Including Sales Charge                      +14.28%     +14.53%       +7.76%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Class A share results, excluding sales charge, assume that the front-end sales charge was not imposed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Social Awareness Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, three-year and one-year periods ended May 31, 2000 for Delaware Social Awareness Fund Institutional Class were +15.42%, +15.68%, and +9.87%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on February 24, 1997.

Nasdaq Symbol Institutional Class: DEQNX

Statement of Net Assets

DELAWARE SOCIAL AWARENESS FUND
------------------------------

                                                          Number of    Market
May 31, 2000 (Unaudited)                                   Shares       Value
--------------------------------------------------------------------------------
   Common Stock - 99.18%
   Banking, Finance & Insurance  - 21.32%
   A.G. Edwards ......................................     20,955  $  732,115
   Allmerica Financial ...............................      3,600     207,675
   Allstate ..........................................     14,930     395,645
   AmSouth Bancorporation ............................      4,304      77,741
   Ambac Financial Group .............................      4,100     206,538
   American Express ..................................     24,300   1,307,644
   American International Group ......................     10,375   1,167,836
   BB&T ..............................................      2,000      58,625
   Bank of America ...................................     32,000   1,778,000
   Chase Manhattan ...................................     11,300     843,969
   Citigroup .........................................     41,952   2,608,890
   City National .....................................        405      15,795
   Comerica ..........................................      8,070     408,544
   Conseco ...........................................      2,400      15,000
   Dime Bancorp ......................................     40,300     735,475
   Freddie Mac .......................................      5,500     244,750
   Fannie Mae ........................................     18,600   1,118,325
   Financial Security Assurance Holdings Limited .....        400      30,050
   First Union .......................................      7,590     267,073
   Hartford Financial Services .......................     17,800   1,052,425
   Hibernia Class A ..................................     28,100     361,788
   J.P. Morgan .......................................      1,400     180,250
   MGIC Investment ...................................      3,000     148,687
   Marsh & McLennan ..................................      4,520     497,482
   Mellon Financial ..................................        640      24,680
   Merrill Lynch & Company ...........................      3,400     335,325
   Metris ............................................      6,808     251,896
   Morgan Stanley Dean Witter ........................     22,700   1,632,981
   National City .....................................      9,424     188,480
   PMI Group .........................................      6,650     337,488
   PNC Financial Group ...............................      4,300     216,613
   Paine Webber Group ................................     13,905     624,856
   SLM Holding .......................................     13,902     468,324
   SouthTrust ........................................      6,600     178,613
   St. Paul ..........................................      6,100     228,750
   T. Rowe Price Associates ..........................      4,700     179,481
   Unionbancal Corporation ...........................     21,300     729,525
   Valley National Bancorp ...........................      1,777      45,758
   Washington Mutual .................................     16,093     462,674
                                                                  -----------
                                                                   20,365,766
                                                                  -----------
   Buildings & Materials - 0.88%
  *American Standard .................................      8,300     383,356
   Kaufman & Broad Home ..............................     19,700     341,056
   York International ................................      4,400     114,950
                                                                  -----------
                                                                      839,362
                                                                  -----------
   Cable, Media & Publishing - 5.08%
   Dun and Bradstreet ................................     14,690     451,718
   Gannett ...........................................      8,860     573,685
   Knight-Ridder .....................................      4,400     233,200
   McGraw-Hill .......................................     14,800     761,275

                                                          Number of    Market
                                                           Shares       Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Cable, Media & Publishing (continued)
   New York Times ....................................     21,970  $  843,099
   Omnicom Group .....................................      6,560     550,630
  *R.H. Donnelley ....................................     16,938     313,353
  *Snyder Communications .............................      2,000      45,250
   Time Warner .......................................      7,800     615,713
  *Valassis Communications ...........................     14,050     463,650
                                                                   ----------
                                                                    4,851,573
                                                                   ----------
   Chemicals - 0.94%
   Avery Dennison ....................................      4,200     257,250
   Lubrizol ..........................................     27,600     638,250
                                                                   ----------
                                                                      895,500
                                                                   ----------
   Computers & Technology - 20.83%
  *Adaptec ...........................................     13,400     263,812
  *America Online ....................................     21,800   1,155,400
  *American Power Conversion .........................      3,640     128,992
  *Apple Computer ....................................      8,500     714,000
  *Applied Materials .................................      8,800     734,800
  *BMC Software ......................................      6,800     299,200
  *Cisco Systems .....................................     55,800   3,180,600
   Compaq Computer ...................................     11,200     294,000
   Computer Associates International .................     21,000   1,081,500
  *Compuware .........................................     22,800     232,275
  *Comverse Technology ...............................     11,400   1,041,675
  *Dell Computer .....................................     32,700   1,410,187
   Deluxe ............................................     21,525     531,398
  *EMC ...............................................     19,600   2,279,725
  *Electronics Arts ..................................        500      31,937
  *Lexmark International .............................      8,600     599,850
   Linear Technology .................................      5,600     330,750
  *Microsoft .........................................     49,900   3,121,869
  *Oracle ............................................     21,500   1,545,312
  *Symantec ..........................................      3,900     256,425
  *Teradyne ..........................................      5,000     430,000
  *Yahoo .............................................      2,000     226,125
                                                                  -----------
                                                                   19,889,832
                                                                  -----------
   Consumer Products - 2.81%
   Avon Products .....................................     10,230     422,627
   Gillette ..........................................     10,000     333,750
   Keebler Foods .....................................     24,000     870,000
   Maytag ............................................     11,400     373,350
  *United Stationers .................................     21,400     684,800
                                                                  -----------
                                                                    2,684,527
                                                                  -----------
   Electronics & Electrical Equipment - 2.93%
  *Conexant Systems ..................................        500      18,812
   General Cable .....................................     21,100     175,394
  *LSI Logic .........................................      7,800     410,962
  *Microchip Technology ..............................     12,000     681,187
  *Sanmina ...........................................     12,700     808,037
  *Waters ............................................      7,500     708,750
                                                                  -----------
                                                                    2,803,142
                                                                  -----------

                                                          Number of     Market
Delaware Social Awareness Fund                             Shares       Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Energy - 5.95%
   Apache ............................................      6,400  $  389,600
  *BJ Services .......................................     11,200     802,200
   BP Amoco ..........................................     30,000   1,631,250
  *Barrett Resources .................................      6,700     265,069
  *Enron .............................................     25,600   1,865,600
   Equitable Resources ...............................      7,600     378,100
  *Noble Drilling ....................................        300      13,013
   Questar ...........................................     16,500     335,156
                                                                   ----------
                                                                    5,679,988
                                                                   ----------
   Food & Beverage - 2.75%
   General Mills .....................................     17,600     698,500
   Interstate Bakeries ...............................     16,620     240,990
   McCormick and Company .............................      7,700     250,250
   Quaker Oats .......................................     13,690   1,007,071
  *Suiza Foods .......................................      9,600     430,800
                                                                   ----------
                                                                    2,627,611
                                                                   ----------
   Healthcare & Pharmaceuticals - 9.48%
  *AmeriSource Health ................................     11,200     273,000
  *Amgen .............................................     16,900   1,075,262
   Bergen Brunswig Class A ...........................     30,467     158,048
  *Biogen ............................................      3,600     196,200
  *Boston Scientific .................................     11,000     281,875
   C.R. Bard .........................................     16,400     748,250
   Cardinal Health ...................................     13,448     872,439
   Eli Lilly .........................................     30,800   2,344,650
  *Health Management Associates ......................      1,300      15,356
  *IVAX ..............................................     16,300     613,288
   McKesson ..........................................     19,259     316,570
   Medtronic .........................................     26,446   1,365,275
   Mylan Laboratories ................................     16,900     453,131
  *Rexall Sundown ....................................     14,500     345,281
                                                                   ----------
                                                                    9,058,625
                                                                   ----------
   Industrial Machinery - 1.15%
   Illinois Tool Works ...............................      8,323     483,254
   Ingersoll-Rand ....................................     13,400     610,537
                                                                   ----------
                                                                    1,093,791
                                                                   ----------
   Leisure, Lodging & Entertainment - 2.68%
   McDonald's ........................................     12,600     451,238
   Walt Disney .......................................     50,000   2,109,375
                                                                   ----------
                                                                    2,560,613
                                                                   ----------
   Metals & Mining - 0.28%
   Cleveland Cliffs Iron .............................      4,440     112,942
   Worthington Industries ............................     12,700     153,987
                                                                   ----------
                                                                      266,929
                                                                   ----------
   Retail - 6.65%
  *Dollar Tree Stores ................................        500      29,750
  *Federated Department Stores .......................     16,400     631,400
   Gap ...............................................      2,282      80,013
   Home Depot ........................................     28,800   1,405,800

                                                          Number of     Market
Delaware Social Awareness Fund                             Shares       Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Retail (continued)
   Ross Stores .......................................     13,930  $  294,271
  *Safeway ...........................................     14,240     656,820
   TJX ...............................................     15,480     334,755
   Tupperware Corporation ............................     14,700     324,319
   Wal-Mart Stores ...................................     35,400   2,039,925
  *Zales .............................................     14,500     551,000
                                                                   ----------
                                                                    6,348,053
                                                                   ----------
   Telecommunications - 13.28%
   Alltel ............................................     15,800   1,033,912
   BellSouth .........................................     41,200   1,923,525
   Corning ...........................................      1,800     348,188
   Ericsson ..........................................     35,000     717,500
   Nortel Networks ...................................     40,600   2,205,088
  *Qualcomm ..........................................      4,200     278,775
   SBC Communications ................................     46,016   2,010,324
   Sprint ............................................     14,200     859,100
  *Tellabs ...........................................     13,440     872,760
   US West ...........................................     20,980   1,510,560
  *Worldcom ..........................................     24,600     925,575
                                                                   ----------
                                                                   12,685,307
                                                                   ----------
   Textiles, Apparel & Furniture - 0.51%
   Newell Rubbermaid .................................      9,696     254,520
   Westpoint Stevens .................................     23,100     235,331
                                                                   ----------
                                                                      489,851
                                                                   ----------
   Transportation & Shipping - 1.05%
   Delta Air Lines ...................................      7,300     375,494
   Tidewater .........................................      9,500     369,313
   UAL Corporation ...................................      5,040     259,560
                                                                   ----------
                                                                    1,004,367
                                                                   ----------
   Utilities - 0.61%
   CenturyTel ........................................      1,350      36,450
   Puget Sound Energy ................................     23,500     541,969
                                                                   ----------
                                                                      578,419
                                                                   ----------
Total Common Stock (cost $78,804,258)                              94,723,256
                                                                   ----------

                                                         Principal     Market
Delaware Social Awareness Fund                             Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 0.84%
With Chase Manhattan 6.33% 6/1/00 (dated
 5/31/00, collateralized by $275,000
 U.S. Treasury Notes 5.875% due 11/15/04,
 market value $266,620) ..............................   $261,000  $  261,000
With J.P. Morgan Securities 6.33% 6/1/00
 (dated 5/31/00, collateralized by $104,000
 U.S. Treasury Notes 6.50% due 5/31/01,
 market value $103,407 and $73,000
 U.S. Treasury Notes 6.625% due 6/30/01,
 market value $74,474 and $16,000
 U.S. Treasury Notes 6.50% due 8/31/01,
 market value $16,377 and $81,000
 U.S. Treasury Notes 6.375% due 9/30/01,
 market value $81,015) ...............................     270,000     270,000
With PaineWebber 6.63% 6/1/00 (dated
 5/31/00, collateralized by $104,000
 U.S. Treasury Notes 5.00% due 4/30/01,
 market value $102,528 and $66,000
 U.S. Treasury Notes 6.25% due 1/31/02,
 market value $66,732 and $104,000
 U.S. Treasury Notes 7.25% due 5/15/04,
 market value $106,011) ..............................     270,000     270,000
                                                                   -----------
Total Repurchase Agreements
 (cost $801,000) .....................................                 801,000
                                                                   -----------
Total Market Value of Securities - 100.02%
 (cost $79,605,258) ..................................             $95,524,256
Liabilities Net of Receivables and Other
 Assets - (0.02%) ....................................                 (15,173)
                                                                   -----------
Net Assets Applicable to 7,295,147 Shares
 Outstanding - 100.00% ...............................             $95,509,083
                                                                   ===========
Net Asset Value - Delaware Social Awareness
 Fund A Class ($42,824,620 /
 3,226,994 shares) ...................................                  $13.27
                                                                        ------
Net Asset Value - Delaware Social Awareness
 Fund B Class ($40,681,528 /
 3,142,069 shares) ...................................                  $12.95
                                                                        ------
Net Asset Value - Delaware Social Awareness
 Fund C Class ($11,609,142 /
 896,645 shares) .....................................                  $12.95
                                                                        ------
Net Asset Value - Delaware Social Awareness
 Fund Institutional Class ($393,793 /
 29,439 shares) ......................................                  $13.38
                                                                        ------
----------------------
* Non-income producing security for the six months ended May 31, 2000.

Components of Net Assets at May 31, 2000:
Shares of beneficial interest (Unlimited
   authorization-no par) .............................            $77,403,986
Accumulated net investment loss ......................               (341,330)
Accumulated net realized gain on investments .........              2,527,429
Net unrealized appreciation of investments ...........             15,918,998
                                                                  -----------
Total net assets .....................................            $95,509,083
                                                                  ===========
Net Asset Value and Offering Price Per Share -
Delaware Social Awareness Fund
Net Asset Value A Class (A) ..........................                $13.27
Sales charge (5.75% of offering or 6.10% of
amount invested per share) (B) .......................                  0.81
                                                                      ------
Offering price .......................................                $14.08
                                                                      ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Six Months Ended May 31, 2000 (Unaudited)                                     Delaware Social Awareness Fund
------------------------------------------------------------------------------------------------------------
          Investment Income:
          Dividends ............................................................  $555,077
          Interest .............................................................    33,282    $588,359
                                                                                  --------  ----------
          Expenses:
          Management fees ......................................................   366,751
          Distribution expense .................................................   326,791
          Dividend disbursing and transfer agent fees and expenses .............   175,339
          Registration fees ....................................................    39,500
          Reports and statements to shareholders ...............................    34,890
          Accounting and administration ........................................    23,561
          Custodian fees .......................................................     7,258
          Professional fees ....................................................     1,950
          Trustee's fees .......................................................     1,548
          Other ................................................................    12,531     990,119
                                                                                  --------  ----------

          Less expenses absorbed or waived .....................................               (58,998)
          Less expenses paid indirectly ........................................                (1,432)
                                                                                            ----------
          Total expenses .......................................................               929,689
                                                                                            ----------
          Net Investment Loss ..................................................              (341,330)
                                                                                            ----------

          Net Realized and Unrealized Gain on Investments:
          Net realized gain on investments .....................................             2,535,255
          Net change in unrealized appreciation/depreciation of investments ....               578,252
                                                                                            ----------
          Net Realized and Unrealized Gain on Investments ......................             3,113,507
                                                                                            ----------
          Net Increase in Net Assets Resulting from Operations .................            $2,772,177
                                                                                            ==========


                             See accompanying notes

Statements of Changes in Net Assets

                                                                           Delaware Social Awareness Fund
---------------------------------------------------------------------------------------------------------
                                                                            Six Months           Year
                                                                               Ended             Ended
                                                                              5/31/00          11/30/99
                                                                            (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Increase (decrease) in net assets from operations:
Net investment loss ....................................................... $ (341,330)      $  (689,792)
Net realized gain on investments ..........................................   2,535,255        2,314,794
Net change in unrealized appreciation/depreciation of investments .........     578,252       10,745,101
                                                                            -----------      -----------
Net increase in net assets resulting from operations ......................   2,772,177       12,370,103
                                                                            -----------      -----------

Distribution to Shareholders from:
Net realized gain on investments:
  A Class .................................................................    (507,370)              --
  B Class .................................................................    (465,117)              --
  C Class .................................................................    (111,694)              --
  Institutional Class .....................................................      (3,633)              --
                                                                            -----------      -----------
                                                                             (1,087,814)              --
                                                                            -----------      -----------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .................................................................   5,442,043       14,511,988
  B Class .................................................................   3,941,393       13,994,716
  C Class .................................................................   3,340,160        3,750,889
  Institutional Class .....................................................     157,394          309,395

Net asset value of shares issued upon reinvestment of distributions from net realized gain on investments:
  A Class .................................................................     478,814               --
  B Class .................................................................     438,183               --
  C Class .................................................................     106,829               --
  Institutional Class .....................................................       3,633               --
                                                                            -----------      -----------
                                                                             13,908,449       32,566,988
                                                                            -----------      -----------
Cost of shares repurchased:
  A Class ................................................................. (10,352,421)     (13,191,820)
  B Class .................................................................  (5,442,352)      (7,945,146)
  C Class .................................................................  (1,635,437)      (4,030,779)
  Institutional Class .....................................................    (101,480)        (413,514)
                                                                            -----------      -----------
                                                                            (17,531,690)     (25,581,259)
                                                                            -----------      -----------

Increase (decrease) in net assets derived from capital
share transactions ........................................................  (3,623,241)       6,985,729
                                                                            -----------      -----------
Net Increase (Decrease) in Net Assets .....................................  (1,938,878)      19,355,832

Net Assets:
Beginning of period .......................................................  97,447,961       78,092,129
                                                                            -----------      -----------
End of period ............................................................. $95,509,083      $97,447,961
                                                                            ===========      ===========



                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Social Awareness Fund A Class
-----------------------------------------------------------------------------------------------------------------

                                                                  Six Months(1)                          Period
                                                                      Ended         Year Ended       2/24/97(2) to
                                                                     5/31/00   11/30/99     11/30/98    11/30/97
                                                                   (Unaudited)
Net asset value, beginning of period .............................  $13.010     $11.260      $10.330      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3).................................   (0.020)     (0.043)       0.015       0.007
  Net realized and unrealized gain on investments ................    0.425       1.793        0.955       1.823
                                                                    --------------------------------------------
Total from investment operations .................................    0.405       1.750        0.970       1.830
                                                                    --------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ............   (0.145)         --       (0.040)         --
                                                                    --------------------------------------------
  Total distributions ............................................   (0.145)         --       (0.040)         --
                                                                    --------------------------------------------

Net asset value, end of period ...................................  $13.270     $13.010      $11.260     $10.330
                                                                    ============================================

Total return(4) ..................................................    3.12%      15.44%        9.52%      21.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................  $42,825     $46,354      $38,858      $9,115
  Ratio of expenses to average net assets ........................    1.50%       1.49%        1.45%       1.50%
  Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly .....................    1.65%       1.69%        1.56%       1.96%
  Ratio of net investment income (loss) to average net assets ....   (0.30%)     (0.35%)       0.14%       0.38%
  Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly ....   (0.45%)     (0.55%)       0.03%      (0.08%)
  Portfolio turnover .............................................      35%         28%          22%         29%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Social Awareness Fund B Class
------------------------------------------------------------------------------------------------------------------
                                                                Six Months(1)                           Period
                                                                    Ended           Year Ended       2/24/97(2) to
                                                                   5/31/00    11/30/99     11/30/98     11/30/97
                                                                 (Unaudited)
Net asset value, beginning of period ............................. $12.740     $11.120      $10.280      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) ................................  (0.068)     (0.133)      (0.066)     (0.044)
  Net realized and unrealized gain on investments ................   0.423       1.753        0.946       1.824
                                                                   --------------------------------------------
  Total from investment operations ...............................   0.355       1.620        0.880       1.780
                                                                   --------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ............  (0.145)         --       (0.040)         --
                                                                   --------------------------------------------
  Total distributions ............................................  (0.145)         --       (0.040)         --
                                                                   --------------------------------------------

Net asset value, end of period ................................... $12.950     $12.740      $11.120     $10.280
                                                                   ============================================

Total return(4)...................................................   2.78%      14.57%        8.60%      20.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................ $40,681     $41,091      $30,172      $6,919
  Ratio of expenses to average net assets ........................   2.25%       2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................   2.35%       2.39%        2.26%       2.66%
  Ratio of net investment income (loss) to average net assets ....  (1.05%)     (1.10%)      (0.61%)     (0.32%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .....  (1.15%)     (1.25%)      (0.67%)     (0.78%)
  Portfolio turnover .............................................     35%         28%          22%         29%



----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Social Awareness Fund C Class
------------------------------------------------------------------------------------------------------------------

                                                                 Six Months(1)                           Period
                                                                     Ended            Year Ended      2/24/97(2) to
                                                                     5/31/00    11/30/99     11/30/98    11/30/97
                                                                   (Unaudited)
Net asset value, beginning of period .............................   $12.740     $11.120      $10.280      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) ................................    (0.065)     (0.133)      (0.068)     (0.044)
  Net realized and unrealized gain on investments ................     0.420       1.753        0.948       1.824
                                                                   ----------------------------------------------
  Total from investment operations ...............................     0.355       1.620        0.880       1.780
                                                                   ----------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ............    (0.145)         --       (0.040)         --
                                                                   ----------------------------------------------
  Total distributions ............................................    (0.145)         --       (0.040)         --
                                                                   ----------------------------------------------

Net asset value, end of period ...................................   $12.950     $12.740      $11.120     $10.280
                                                                   ==============================================
Total return(4) ..................................................     2.78%      14.57%        8.60%      20.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................   $11,609      $9,673       $8,683      $1,290
  Ratio of expenses to average net assets ........................     2.25%       2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................     2.35%       2.39%        2.26%       2.66%
  Ratio of net investment income (loss) to average net assets ....    (1.05%)     (1.10%)      (0.61%)     (0.32%)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .....    (1.15%)     (1.25%)      (0.67%)     (0.78%)
  Portfolio turnover .............................................       35%         28%          22%         29%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware Social Awareness Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------
                                                                 Six Months(1)                           Period
                                                                     Ended            Year Ended      2/24/97(2) to
                                                                    5/31/00     11/30/99     11/30/98    11/30/97
                                                                  (Unaudited)
Net asset value, beginning of period .............................   $13.090     $11.310      $10.350      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(3) ................................    (0.003)     (0.012)       0.043       0.029
  Net realized and unrealized gain on investments ................     0.438       1.792        0.957       1.821
                                                                   ----------------------------------------------
  Total from investment operations ...............................     0.435       1.780        1.000       1.850
                                                                   ----------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ............    (0.145)         --       (0.040)         --
                                                                   ----------------------------------------------
  Total distributions ............................................    (0.145)         --       (0.040)         --
                                                                   ----------------------------------------------

Net asset value, end of period ...................................   $13.380     $13.090      $11.310     $10.350
                                                                   ==============================================

Total return(4)...................................................     3.33%      15.74%        9.70%      21.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................      $394        $329         $379        $107
  Ratio of expenses to average net assets ........................     1.25%       1.24%        1.20%       1.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................     1.35%       1.39%        1.26%       1.66%
  Ratio of net investment income (loss) to average net assets ....    (0.05%)     (0.10%)       0.39%       0.68%
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly .....    (0.15%)     (0.25%)       0.33%       0.22%
  Portfolio turnover .............................................       35%         28%          22%         29%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Notes to Financial Statements

May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Company") is organized as a Delaware business trust and offers five funds: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and related notes pertain to Delaware Social Awareness Fund (the "Fund"). Delaware Social Awareness Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The Delaware Social Awareness Fund A Class carries a front-end sales charge of 5.75%. The Delaware Social Awareness Fund B Class carries a back-end sales charge. The Delaware Social Awareness Fund C Class carries a level load deferred sales charge and the Delaware Social Awareness Fund Institutional Class has no sales charge.

The Fund's objective is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Socially Responsible" criteria.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service. Such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,124 for the six months ended May 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $308 for the six months ended May 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million and 0.65% on the next $1,500 million, and 0.60% on average daily net assets in excess of $2,500 million. At May 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $76,517.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.20% of average daily net assets averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year and 0.40% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)
DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $28,994.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Class. For the period from February 1, 1999 through July 31, 2000, DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class.

For the six months ended May 31, 2000, DDLP earned $16,807 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the six months ended May 31, 2000, the Fund made purchases of $17,116,660 and sales of $22,242,850 of investment securities other than temporary cash investments. The cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2000, the aggregate cost of securities for federal income tax purposes was $79,605,258.

At May 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $15,918,998 of which $23,706,228 related to unrealized appreciation of securities and $7,787,230 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Six Months    Year
                                                            Ended       Ended
                                                           5/31/00     11/30/99
Shares sold:
  A Class ...........................................       412,642   1,181,319
  B Class ...........................................       302,782   1,164,562
  C Class ...........................................       254,918     308,899
  Institutional Class ...............................        11,606      24,716

Shares issued upon reinvestment of
  distributions from net realized gain
  on investments:
  A Class ...........................................        36,110          --
  B Class ...........................................        33,758          --
  C Class ...........................................         8,230          --
  Institutional Class ...............................           272          --
                                                         ----------  ----------
                                                          1,060,318   2,679,496
                                                         ----------  ----------

Shares repurchased:
  A Class ...........................................      (785,070) (1,068,001)
  B Class ...........................................      (419,903)   (653,313)
  C Class ...........................................      (125,728)   (330,699)
  Institutional Class ...............................        (7,570)    (33,067)
                                                         ----------  ----------
                                                         (1,338,271) (2,085,080)
                                                         ----------  ----------
Net increase (decrease) .............................      (277,953)    594,416
                                                         ==========  ==========
5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amount was outstanding at May 31, 2000, or at any time during the period.

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                     International and Global            Tax-Exempt Income
   o  Technology and Innovation          o  Emerging Markets Fund            o  National High-Yield
       Fund                              o  New Pacific Fund                     Municipal Bond Fund
   o  Select Growth Fund                 o  Overseas Equity Fund             o  Tax-Free USA Fund
   o  Trend Fund                         o  International Equity Fund        o  Tax-Free Insured Fund
   o  Growth Opportunities Fund*         o  Global Equity Fund               o  Tax-Free USA
   o  Small Cap Value Fund               o  Global Bond Fund                     Intermediate Fund
   o  U.S. Growth Fund                                                       o  State Tax-Free Funds**
   o  Tax-Efficient Equity Fund       Current Income
   o  Social Awareness Fund              o  Delchester Fund               Stability of Principal
                                         o  High-Yield                       o  Cash Reserve
Total Return                                 Opportunities Fund              o  Tax-Free Money Fund
   o  Blue Chip Fund                     o  Strategic Income Fund
   o  Devon Fund                         o  Corporate Bond Fund           Asset Allocation
   o  Growth and Income Fund             o  Extended Duration                o  Foundation Funds
   o  Decatur Equity                         Bond Fund                          Growth Portfolio
       Income Fund                       o  American Government                 Balanced Portfolio
   o  REIT Fund                              Bond Fund                          Income Portfolio
   o  Balanced Fund                      o  U.S. Government
                                             Securities Fund
                                         o  Limited-Term
                                             Government Fund

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Charles E. Peck                              Investment Manager
                                                  Retired                                      Delaware Management Company
Wayne A. Stork                                    Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds              Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                  Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                  3M Corporation                               London, England
Walter P. Babich                                  St. Paul, MN
Board Chairman                                                                                 National Distributor
Citadel Constructors, Inc.                                                                     Delaware Distributors, L.P.
King of Prussia, PA                               AFFILIATED OFFICERS                          Philadelphia, PA

David K. Downes                                   Charles E. Haldeman, Jr.                     Shareholder Servicing, Dividend
President and Chief Executive Officer             President and Chief Executive Officer        Disbursing and Transfer Agent
Delaware Investments Family of Funds              Delaware Management Holdings, Inc.           Delaware Service Company, Inc.
Philadelphia, PA                                  Philadelphia, PA                             Philadelphia, PA

John H. Durham                                    Richard J. Flannery                          1818 Market Street
Private Investor                                  Executive Vice President                     Philadelphia, PA 19103-3682
Horsham, PA                                       and General Counsel
                                                  Delaware Investments Family of Funds
Anthony D. Knerr                                  Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                      Bruce D. Barton
                                                  President and Chief Executive Officer
Ann R. Leven                                      Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art         Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3366)                                                       Printed in the USA
SA-147 [5/00] BP 7/00                                                    (J6061)